                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 24, 2000

                                 Date of Report
                        (Date of earliest event reported)


                             THE RYLAND GROUP, INC.
                            -----------------------

               (Exact Name of Registrant as Specified in Charter)





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                MARYLAND                                  001-08029                             52-849948
              ----------                                ------------                          -------------
(State or Other Jurisdiction of  Incorporation)     (Commission File Number)         (IRS Employer Identification No.)
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           24025 PARK SORRENTO, SUITE 400, CALABASAS, CALIFORNIA 91302
         ---------------------------------------------------------------
               (Address of Principal Executive Offices)        (ZIP Code)



       Registrant's telephone number, including area code: (818) 223-7500
                                                           --------------



               11000 BROKEN LAND PARKWAY, COLUMBIA, MARYLAND 21044
          ---------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)



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ITEM     5. OTHER EVENTS.

COMPLETION OF SALE OF 9.75% SENIOR NOTES DUE 2010

         On August 24, 2000, The Ryland Group, Inc. (the "Company") completed the sale of $150 million aggregate principal amount of its 9.75% Senior Notes due 2010 (the "Notes"). The Company received net proceeds of approximately $147.8 million from this offering, after paying underwriting discounts and commissions and offering expenses. The Company plans to use these proceeds to repay certain indebtedness outstanding under its unsecured revolving credit facility.

         The Company will pay interest on the Notes on March 1 and September 1 of each year, commencing on March 1, 2001. The Notes will mature on September 1, 2010. The Company may redeem the Notes on or after September 1, 2005.

         The Notes were issued under an indenture with The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee, dated June 28, 1996.

         The underwriting agreement and terms agreement under which the Company sold the Notes, the form of the Notes and the indenture under which the Notes were issued, are all filed or incorporated by reference as exhibits to this report.


ITEM     7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

                1.1    Underwriting Agreement Basic Provisions dated
                       July 2, 1996 (incorporated by reference to Form 8-K filed July 2, 1996).

                1.2 Terms Agreement relating to the 9.75% Senior Notes due 2010 dated August 21, 2000 between the Company and Salomon Smith Barney Inc.

                4.1 Indenture dated June 28, 1996, between the Company and The Chase Manhattan Bank, as trustee (incorporated by reference to Post-Effective Amendment No. 1 to Form S-3 (No. 33-50933) filed May 15, 1996).

                4.2    Form of 9.75% Senior Notes due 2010.

                25.1 Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Indenture (incorporated by reference to Post-Effective Amendment No. 1 to Form S-3 (No. 333-31034) filed August 21, 2000).

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE RYLAND GROUP, INC.



Date: August 24, 2000                  By:         /s/ Timothy J. Geckle
                                            ------------------------------------
                                            Timothy J. Geckle
                                            Senior Vice President and
                                              General Counsel

                                      -3-
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                                  EXHIBIT INDEX

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Exhibit Number             Description
--------------             -----------
1.1                        Underwriting Agreement Basic Provisions dated July 2, 1996 (incorporated by reference to Form 8-K filed July 2, 1996).

1.2                        Terms Agreement relating to the 9.75% Senior Notes due 2010 dated August 21,
                           2000 between the Company and Salomon Smith Barney Inc.

4.1                        Indenture dated June 28, 1996, between the Company and The Chase Manhattan
                           Bank, as trustee (incorporated by reference to Post-Effective Amendment No. 1 to Form S-3 (No. 33-50933) filed May 15, 1996).

4.2                        Form of 9.75% Senior Notes due 2010.

25.1                       Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Indenture (incorporated by reference to Post-Effective Amendment No. 1 to
                           Form S-3 (No. 333-31034) filed August 21, 2000).
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